AEGON/Transamerica Series Fund, Inc.
						Marsico Growth

Supplement dated November 1, 2002 to Prospectus dated May 1, 2002
As supplemented May 3, 2002, July 1, 2002, August 1, 2002, August 12, 2002 and October 1, 2002



At a special meeting of the Board of Directors (the "Board") of AEGON/Transamerica Series Fund, Inc. on October 30, 2002, the Board selected Marsico Capital Management, LLC ("Marsico"), through an agreement with its affiliate, Banc of America Capital Management, LLC ("BCAP"), to replace Goldman Sachs Asset Management as sub-adviser to Goldman Sachs Growth (the "Portfolio"), effective at the close of business on October 31, 2002.

Consequently, BCAP entered into an agreement with Marsico for Marsico to provide portfolio management services to the Portfolio. Also effective at the close of business on October 31, 2002, the Fund was re-named "Marsico Growth."

In conjunction with these changes, the following information replaces the corresponding information found on pages ATSF GSG-1 Goldman Sachs Growth through ATSF GSG-4 Goldman Sachs Growth:

			"PRINCIPAL INVESTMENT STRATEGIES"

Marsico Capital Management, LLC, through an agreement with its affiliate, Banc of America Capital Management, LLC, seeks to achieve the portfolio's objective by investing, under normal market conditions, in common stocks with at least 80% of total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential.

Selection of stocks for the Portfolio is based on an approach that combines "top-down" analysis of economic and social trends with
 "bottom-up" stock selection. "Top-down" analysis takes into consideration micro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. "Bottom-up" analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light projected rates.

While the Portfolio invests principally in publicly-traded U.S. Securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.



			"PAST PERFORMANCE"

Add an asterisk to Total Return* and footnote:

*Prior to November 1, 2002, this fund was named Goldman Sachs Growth and was managed by Goldman Sachs Asset Management.

			"MANAGEMENT"

Sub-Adviser: Marsico Capital Management, LLC, through an agreement with its affiliate, Banc of America Capital Management, LLC

Advisory Fee:  As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
0.60% of assets in excess of $1 billion

Portfolio Manager:

James A. Hillary, portfolio manager and senior analyst with Marsico, is primarily responsible for the day-to-day management of the Portfolio.
  Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W.H. Reaves, a New Jersey-based money management firm. Prior to that, Mr. Hillary worked with Price Waterhouse. A native New Yorker, Mr. Hillary holds a bachelor's degree from Rutgers University and a law degree from
 Fordham University.

Thomas F. Marsico sets the investment strategy. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from
 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train a highly focused analytical staff. He is a graduate of the University of Colorado, and holds an MBA from the University of Denver.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January
 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

			"SIMILAR SUB-ADVISER FUND PERFORMANCE"












ATSF Portfolio 				Similar Sub-Adviser Fund

Marsico Growthof ATSF 			Marsico Growth

Average Annual Total Return
					         (Without  Sales Loads)

Inception Date	Total Assets	1 Year	5 Year	10 Years
									  (or since inception)

12/31/97		$604.4M		(20.33)%	N/A		10.18%






















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